Exhibit 99.1 Associated Banc-Corp Investor Presentation 2018 SECOND QUARTER

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. 1

OUR FRANCHISE First Quarter 2018 $33 billion of assets1 $23 billion of loans1 Over $1 billion of revenue2 $24 billion of deposits1 3 − Largest bank headquartered in Wisconsin − Approximately 5,000 employees, servicing over 1 million customer accounts in 8 states and over 110 communities1 Affinity Programs4 − 40%+ of active personal checking accounts are affinity related4 Contact Center Recognition5 24% 7% 9% 2% 1 – As of March 31, 2018, unless otherwise noted 2 – Twelve months ended March 31, 2018 3 – Based on assets 4 – Affinity debit cards as a percentage of active personal checking accounts, as of March 31, 2018 2 5 – J.D. Power 2017 Certified Contact Center ProgramSM recognition is based on successful completion of an audit and exceeding a customer satisfaction benchmark through a survey of recent servicing interactions. For more information, visit www.jdpower.com/ccc

ATTRACTIVE MIDWEST MARKETS

Large Population Base With a Manufacturing and Wholesale Trade-Centric Economy

Midwest holds ~20% of the U.S. population[1] and nearly 30% of all U.S. manufacturing jobs[2]



U.S. Manufacturing Jobs
Midwest ~30%
All other regions ~70%

Commercial and Business Lending
ASB Loan Composition by Industry



Manufacturing & Wholesale Trade 25%

Supporting Strong Employment Base and Healthy Consumer Credit

Several Midwestern states have unemployment rates[3] well below the national average:



2.8%
2.9%
3.2%
3.2%
3.6%
4.1%
4.4%
4.6%
4.7%
IA
WI
MN
IN
MO
U.S.
OH
IL
MI

Dark green bars denote ASB branch states

Select ASB Metro Market Unemployment Rates[4]

Madison, WI……………………	2.2%
Wausau, WI……………………	2.3%
Green Bay, WI…………………	2.3%
Rochester, MN………………....	2.7%
Minneapolis – St. Paul, MN…….	2.9%

1 – U.S. Census Bureau, Annual Estimates of the Resident Population for the United States, Regions, States, and Puerto Rico: April 1, 2010 to July 1, 2017
2 – U.S. Bureau of Labor Statistics, Manufacturing Industry Employees, seasonally adjusted, March 2018 (preliminary)
3 – U.S. Bureau of Labor Statistics, State Employment and Unemployment, seasonally adjusted, March 2018 (preliminary)
4 – U.S. Bureau of Labor Statistics, Civilian labor force and unemployment by metropolitan area, seasonally adjusted, March 2018 (preliminary)

3

2018 OUTLOOK This outlook reflects a stable to improving economy and includes our expectation of two additional interest rate increases in 2018. We may adjust our outlook if, and when, we have more clarity on any one, or more, of these factors. ▪ 1%-2% quarterly loan growth for ▪ Approximately $825M the remainder of 2018 noninterest expense (including Diversified Insurance ▪ Maintain Loan to Deposit ratio expenses)1 Balance Sheet under 100% Expense Management Management ▪ Lower effective tax rate ▪ Improving year over year NIM (20%-22%) trend ▪ Improving year over year fee- ▪ Continue to follow stated based revenues corporate priorities for capital deployment ▪ Approximately $365M - $375M Capital & Fee full year noninterest income ▪ Provision expected to adjust with Credit Businesses changes to risk grade, other Management indications of credit quality, and loan volume 1 – Includes $40 million of expected acquisition related costs. 4

LOAN GROWTH TRENDS1 Average Quarterly Loans QoQ Average Loan Growth, $ in millions ($ in billions) 1Q14 – 1Q18 Net QoQ Growth: +$1.2 billion $22.1 CAGR $20.1 Commercial $18.9 real estate $526 $17.8 $7.3 5% Residential $464 $16.2 mortgage $7.2 General $7.1 $184 $7.0 commercial $6.1 Home equity & $90 $5.4 8% other consumer $5.0 $42 $4.5 REIT $4.1 $3.9 Oil and Gas $37 $8.0 14% $(25) Power & Utilities $5.9 $6.6 $4.7 $5.2 5% $(103) Mortgage warehouse $1.5 $1.5 $1.4 $1.3 $1.4 1Q 2014 1Q 2015 1Q 2016 1Q 2017 1Q 2018 Commercial & business Commercial real estate Residential mortgage Home equity & other consumer 1First quarter 2018 includes Bank Mutual loans for two months, from 2/1/2018 through 3/31/2018. 5

DEPOSIT GROWTH TRENDS1 Average Quarterly Deposits Strong Deposit Growth ($ in billions) Loan to Deposit Ratio 2 2012 – 2017 CAGR 96% 94% 93% 91% 92% 1Q14 – 1Q18 7% CAGR $23.7 4% $21.5 3% 3% $20.6 $5.1 5% $19.1 $5.0 $17.0 $5.0 $4.3 $4.7 14% IL WI MN $4.2 $3.2 $4.3 $3.2 $2.8 Low Cost Deposit Mix3 $9.4 7% – Checking and Savings represent nearly 50% – $8.7 $9.4 $9.2 $7.2 $1.7 22% $1.2 $1.3 $1.4 $1.5 $1.7 $1.6 $1.6 $1.6 $2.7 40% 1Q 2014 1Q 2015 1Q 2016 1Q 2017 1Q 2018 20% Time deposits Money market Noninterest-bearing demand 11% 7% Savings Interest-bearing demand 1 – First quarter 2018 includes Bank Mutual deposits for two months, from 2/1/2018 through 3/31/2018 6 2 – SNL U.S. Deposit Market Share Report. State figures portray deposit growth for all bank branches in that state 3 – Percentages based on first quarter 2018 average balances

EXPANDING MARGINS Interest Income & Average Yield Repricing1 in next 12 Interest Expense and NIM ($ in millions) 4.34% months 3.93% 3.89% 3.69% 90% 2.92% 3.52% 2.84% 2.83% 2.84% 2.79% 2.39% 2.42% 2.40% 2.47% 2.44% $264 $237 $236 $223 $44 $212 $39 $41 $38 $37 0.73% $84 0.63% 0.65% $76 $72 $77 $69 0.51% 0.42% $52 $136 $42 $43 $106 $113 $122 $118 $34 $27 $15 $18 $13 $14 $10 $33 $17 $21 $28 $28 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 Short and long-term funding costs Commercial Residential mortgage Interest-bearing deposits Investment and other and retail Net Interest Margin 7 1 – Repricing, resetting, or maturing balances as a percentage of March 31, 2018 balances Cost of interest-bearing deposits

NET INTEREST INCOME WALKFORWARD AND MARGIN OUTLOOK

Net Interest Income Walkforward			
4Q 2017 Reported Net Interest Income and Margin		$187 million	2.79%
+ Net loan and deposit growth (including Bank Mutual)	+	$10 million	
+ Bank Mutual purchase loan related items	+	$6 million	
Purchased loan accretion		$4 million	
Prepayments and other adjustments		$2 million	
+ Net changes in securities portfolio	+	$3 million	
+ LIBOR - Fed Funds spread widening	+	$2 million	
+ Other prepayments and net changes to other earning assets and liabilities	+	$2 million	
1Q 2018 Net Interest Income and Margin		$210 million	

Net Interest Margin Outlook	
1Q 2018 Reported Net Interest Margin	2.92%
Expected future margin impacts for 2018:	
Full quarter effect of Bank Mutual purchase accretion	0 to +1 bp
Prepayments, interest recoveries and other adjustments (including Bank Mutual)	(-1) to +1 bp
LIBOR - Fed Funds spread normalization	(-1) to 0 bps
Expected benefit of two additional Fed rate increases	+2 to +4 bps
Net 2018 projected net interest margin range	2.92%-2.98%

8

GROWING AND DIVERSIFIED BUSINESS MODEL ($ IN MILLIONS) Robust Capital Markets, Trust and Noninterest Income 2 Investments Solutions ($ in millions) $26 $90 $19 $19 $19 $20 $83 $80 $80 $74 1Q 2014 1Q 2015 1Q 2016 1Q 2017 1Q 2018 Strong Insurance Commissions Growth Driven by Acquisitions $73 $23 $65 $67 $22 $63 $20 $21 $56 $12 1Q 2014 1Q 2015 1Q 2016 1Q 2017 1Q 2018 1Q 2014 1Q 2015 1Q 2016 1Q 2017 1Q 2018 Fee-based revenue1 1 – A non-GAAP financial measure, fee-based revenue is the sum of insurance commissions and fees, service charges and deposit account fees, card-based and loan fees, trust and asset management fees, and brokerage commissions and fees. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income. 9 2 – Capital markets, trust and asset management fees, and brokerage commissions and fees

OVERALL EXPENSE EFFICIENCY

AUTOMATION AND INVESTMENTS ARE DRIVING BETTER EFFICIENCY OVER TIME

Efficiency Drivers

Enhanced Automation	Operational Efficiencies	Branch Consolidations	Branch Staffing Initiatives

Efficiency Ratio[1]


70%
70%
69%
66%
71%
69%
69%
67%
65%
70%
63%
1Q 2014
1Q 2015
1Q 2016
1Q 2017
1Q 2018
Federal Reserve
Fully tax-equivalent
Excluding acquistion related costs


Noninterest Expense / Average Assets[2]
2.81%
2.65%
2.53%
2.45%
2.43%
227
227
215
215
213
58
1Q 2014
1Q 2015
1Q 2016
1Q 2017
1Q 2018
Associated Branches
Bank Mutual Branches

[1] – The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the fully tax-equivalent efficiency ratio and to the efficiency ratio excluding acquisition related costs.

[2] – Annualized data. Noninterest expense for 1Q 2018 excludes $21M of acquisition related costs.

10

MULTI-CHANNEL STRATEGY Transactions are moving out of branches1… Solution is Multi-channel Strategy2 Since 2015… Branch-centric 25% Other Branch Snap deposits transactions up 75% 14% down 15% 41% 20% Multi-channel Digital …but branches remain important for certain Community, Consumer and Business segments deposit growth2 Physical Presence2… Last 12 Months Deposit Growth3 • 66% of households are multi-channel or 54% branch-centric • Over 30,000 customers per day in our 38% branches …and Digital Engagement2 5% 3% • 61% of households are digitally engaged Multi-channel Branch-centric Digital Other 1 __ 2015 compared to twelve months ended March 31, 2018, excluding Bank Mutual transactions 11 2 __ See Appendix for definition of Multi-channel, Branch-centric, Digital and Other categories. Figures exclude Bank Mutual transactions 3 __ February 2017 to February 2018, excluding Bank Mutual

BRANCH NETWORK OPTIMIZATION

UPGRADING AND REDUCING PHYSICAL FOOTPRINT[1]

Upgrading

Since 2012…

- Associated has invested over $150MM in its physical branch network
- 100% of branches have been upgraded
- 75% of branches have received a major remodel

Reducing Physical Footprint

Since 2012…

- Eliminated ~60 branches
- ~10% reduction in average branch size (as measured in square feet)

Innovation



Associated
Bank

Modern Branches



Associated
Bank

Digital Ambassadors

Consolidating Deposits

Branches By Consumer Deposits[2]



242
36%
Decr
156
78%
Incr
1Q 2012
1Q 2018
57
32
<$50MM
Branches
$50MM+
Branches

12

[1] – Excludes Bank Mutual branches

[2] – Excludes commercial, corporate, trust, and network transaction deposits

CAPITAL PRIORITIES 1 Funding Organic Growth 2 Paying a Competitive Dividend Quarterly Average Loans; ($ in billions) Quarterly Dividends 8% 14% $0.15 CAGR $22.1 CAGR $20.1 $0.12 $0.11 $18.9 $0.10 $17.8 $0.09 $16.2 1Q 2014 1Q 2015 1Q 2016 1Q 2017 1Q 2018 1Q 2014 1Q 2015 1Q 2016 1Q 2017 1Q 2018 3 Non-Organic Growth Opportunities 4 Share Repurchases Cumulative Common Share Repurchases1 ($ in millions) $615 $552 $552 $469 Expected June 2018 Completed Feb. 2018 $219 Completed March 2018 Completed Oct. 2017 1Q 2014 1Q 2015 1Q 2016 1Q 2017 1Q 2018 1 __ Since March 31, 2012 13

BANK MUTUAL UPDATE ▪ Closed February 1, 2018; issued approximately 19.5 million common Legal Closing and Expected shares at 0.422 fixed exchange ratio Conversion Date ▪ Expected system conversion and branch consolidation: June 23, 2018 Expected Total Acquisition Announced Recorded Expected Related Costs Costs ($ in millions) 1Q 2018 2Q 2018 3Q 2018 Total Change of control and severance $10 $7 Merger advisors and consultants $10 $4 $10 - $15 $1 - $5 $35 - $40 Facilities and other $10 $5 Contract terminations $10 $5 Total $40 $21 Associated Bank (including Bank Mutual) $190 million - $195 million 4Q 2018 Expected Diversified Insurance Solutions $1 million - $2 million Combined Expenses Run-Rate Pro forma $191 million - $197 million 14

EXPANDING BOTTOM LINE Per Share Data Dividends Total Shareholder Return +25% 220 1 $0.50 YoY $0.15 $0.10 $0.12 $0.35 $0.40 180 1Q 2017 1Q 2018 1Q 2017 1Q 2018 Acquisition related costs GAAP earnings per share Total Shareholder Return on Average Return Common Equity 140 As of April 20, 2018 12.0% 112% 11.1% 100 52% 7.3% 8.0% Associated Banc-Corp S&P 500 Index S&P 400 Regional Banks Sub-Industry Index Three Years Five Years 1Q 2017 1Q 2018 Return on average tangible equity2 Return on average common equity 1 – Earnings per share, excluding acquisition related costs is a non-GAAP financial measure. Refer to the appendix for a reconciliation of non-GAAP measures 15 2 – Return on average tangible equity is a non-GAAP financial measure. Refer to the appendix for a reconciliation of non-GAAP measures

APPENDIX

CREDIT QUALITY – QUARTERLY TRENDS ($ IN MILLIONS) Potential Problem Loans Nonaccrual Loans $340 $260 $232 $263 $259 $282 $211 $209 $209 $42 $134 $15 $262 $177 $114 $92 $77 $69 $226 $220 $200 $137 $126 $118 $119 $132 $125 $78 $37 $39 $40 $40 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 Oil and Gas Bank Mutual related loans Oil and Gas Bank Mutual PCI1 related loans Net Charge Offs (Recoveries) Allowance to Total Loans / Oil and Gas Loans $13 6.7% $1 $11 $11 $9 5.4% 5.2% $3 4.5% $6 $12 $5 2.9% $8 1.4% 1.4% 1.3% 1.3% 0.1% 1.1% $4 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 Oil and Gas ALLL / Loans Purchase Discounts2 / Loans 1 __ Purchased credit-impaired loans 17 2 __ Reflects net unaccreted purchase discount to loans Oil and Gas ALLL / Oil and Gas Loans

LOANS STRATIFICATION OUTSTANDINGS AS OF MARCH 31, 2018 C&BL by Geography Total Loans1 CRE by Geography $7.7 billion $5.7 billion Minnesota Illinois 7% 14% Illinois Illinois 24% 16% Texas3 Minnesota 9% 14% Wisconsin 33% Other Wisconsin 2 Minnesota Wisconsin Midwest 34% 11% 29% 10% Other Other Midwest2 Midwest2 21% Other 30% 13% Other Other 14% 12% Texas3 4% Texas 4% C&BL by Industry Oil and Gas Lending4 CRE by Property Type $7.7 billion $657 million $5.7 billion Power & Utilities South Texas East Texas 14% North & Eagle Retail Real Estate Louisiana Ford 20% 12% 17% Arkansas Manufacturing 16% Multi-Family and Wholesale Office / Mixed Oil & Gas 36% Trade Rockies Use 9% Permian 25% 19% 19% 15% Finance & Other Insurance 10% 10% Industrial 9% Bakken Marcellus Utica 3% Appalachia Other Gulf Coast 1-4 Family Other Mid- 9% 6% 3% Construction 1 – Excludes $0.4 billion Other consumer portfolio (Onshore Continent Hotel / Motel 6% 2 – Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa Gulf Shallow Lower 48) (primarily 4% 3 – Principally reflects the oil and gas portfolio 4% 6% OK & KS) 18 4 – Chart based on outstanding commitments of ~$1.0 billion 8%

OIL AND GAS UPDATE ~$1.0 billion $657 million 3% Total O&G Portfolio 56 credits Quarter end March 31, 2018 commitments outstandings of total loans $494 million $294 million 1% New business since 23 credits January 1, 2016 commitments outstandings of total loans Period End Loans by Credit Quality Oil and Gas Allowance ($ in millions) ($ in millions) 6.7% $657 $625 $601 $600 $577 $69 5.4% 5.2% $134 $77 $40 $114 $92 $40 4.5% $78 $37 $39 2.9% $548 $483 $42 $413 $450 $446 $33 $30 $27 $19 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 Oil and Gas Allowance Pass Potential Problem Loans Nonaccrual Oil and Gas Allowance / Oil and Gas Loans 19

HIGH QUALITY SECURITIES

($ IN BILLIONS)

Portfolio Detail as of March 31, 2018

Investment Type	Amortized Cost	Fair Value	Duration (Yrs)
GNMA CMBS	$2.03	$1.97	3.04
GNMA MBS & CMOs	2.77	2.71	4.45
Agency & Other MBS & CMOs	0.50	0.51	2.83
Municipals	1.42	1.41	6.17
FFELP ABS	0.29	0.29	0.18
Other[1]	0.01	0.01	1.88
Strategic Portfolio	$7.03	$6.89	4.10
Membership Stock	0.23	0.23	
Total Portfolio	$7.26	$7.12	

Strategic Portfolio and Yield Trends



$5.45
$5.75
$6.08
$5.97
$6.89
2.71%
2.58%
2.47%
2.41%
2.42%
1Q 2014
1Q 2015
1Q 2016
1Q 2017
1Q 2018
Average Balance
Average Yield

Strategic Portfolio Fair Value Composition



Municipals 20%
GNMA MBS 5%
Other MBS 7%
Other CMOs 1%
ABS 4%
Other <1%
GNMA CMBS 29%
GNMA CMOs 35%

Strategic Portfolio Risk Weighting Profile



<1%
<1%
Other
71%
70%
0% Risk Weighted
29%
31%
20% Risk Weighted
March 2017
March 2018

[1] – Includes Corporate, Treasury, and all other

20

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Average Tangible Common Equity and Average Common Equity Tier 1 ($ in millions)	1Q 2014	1Q 2015	1Q 2016	1Q 2017	1Q 2018
Average common equity	$2,827	$2,785	$2,849	$2,963	$3,377
Average goodwill and other intangible assets, net	(940)	(971)	(989)	(987)	(1,108)
Average tangible common equity	1,887	1,814	1,860	1,976	2,269
Less: Accumulated other comprehensive income / loss	13	(18)	3	54	89
Less: Deferred tax assets / deferred tax liabilities, net	—	8	33	32	32
Average common equity Tier 1	$1,900	$1,804	$1,896	$2,062	$2,390

Tangible Common Equity and Common Equity Tier 1 ($ in millions)	1Q 2014	1Q 2015	1Q 2016	1Q 2017	1Q 2018
Common equity	$2,840	$2,823	$2,862	$2,985	$3,553
Goodwill and other intangible assets, net	(939)	(987)	(989)	(987)	(1,233)
Tangible common equity	1,901	1,836	1,873	1,998	2,320
Less: Accumulated other comprehensive income / loss	11	(25)	(2)	56	108
Less: Deferred tax assets / deferred tax liabilities, net	—	27	32	31	46
Common equity Tier 1	$1,912	$1,838	$1,903	$2,085	$2,474

Acquisition Related Costs ($ in millions, except per share data)	1Q 2018	1Q 2018 per share data[2]
GAAP earnings	$67	$0.40
Change of control and severance	7	
Merger advisors and consultants	4	
Facilities and other	5	
Contract terminations	5	
Total acquisition related costs	$21	
Less: Additional tax expense	$5	
Earnings, excluding acquisition related costs[1]	$83	$0.50

[1] - This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations and enhance comparability of results with prior periods

[2] - Earnings and per share data presented after tax

21

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Efficiency Ratio	1Q 2014	1Q 2015	1Q 2016	1Q 2017	1Q 2018
Federal Reserve efficiency ratio	70.46%	70.27%	69.01%	66.39%	70.76%
Fully tax-equivalent adjustment	(1.35)	(1.42)	(1.37)	(1.30)	(0.66)
Other intangible amortization	(0.42)	(0.32)	(0.20)	(0.20)	(0.51)
Fully tax-equivalent efficiency ratio	68.69%	68.53%	67.44%	64.89%	69.60%
Acquisition related costs adjustment					(6.60)%
Fully tax-equivalent efficiency ratio, excluding acquisition related costs	68.69%	68.53%	67.44%	64.89%	63.00%

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources.

Fee-based Revenue ($ millions)	1Q 2014	1Q 2015	1Q 2016	1Q 2017	1Q 2018
Insurance commissions and fees	$12	$20	$21	$22	$23
Service charges and deposit account fees	16	16	16	16	16
Card-based and loan fees	12	11	12	13	13
Trust and asset management fees	12	12	12	12	13
Brokerage commissions and fees	4	4	4	4	7
Fee-based revenue	$56	$63	$65	$67	$73
Other	18	17	18	13	17
Total noninterest income	$74	$80	$83	$80	$90

22

DEFINITION OF CHANNEL CATEGORIES Includes households with checking accounts and at least one year of tenure. Branch-centric: • Used branch channel (via teller transactions) 6 or more months in the prior year • AND Used online channel (via login) fewer than 3 months in the prior year • AND Used mobile channel (via login) fewer than 3 months in the prior year Multi-channel: • Used branch channel (via teller transactions) 6 or more months in the prior year • AND (Used online channel (via login) 6 or more months in the prior year • OR Used mobile channel (via login) 6 or more months in the prior year) Digital-centric: • Used branch channel (via teller transactions) fewer than 6 months in the prior year • AND (Used online channel (via login) 6 or more months in the prior year • OR Used mobile channel (via login) 6 or more months in the prior year) Other (every other use combination): • Used branch channel (via teller transactions) fewer than 6 months in the prior year • AND Used online channel (via login) fewer than 6 months in the prior year • AND Used mobile channel (via login) fewer than 6 months in the prior year 23